Exhibit 99.1

Deloitte & Touche LLP Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

Theorem Main Master Fund LP

Theorem Prime + Yield Fund Master LP

Theorem Securitization Sponsor SPC, acting solely on behalf of and for the account of Theorem

  Securitization Sponsor Segregated Portfolio 1

116 New Montgomery St, Suite 820

San Francisco, California 94105

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Theorem Main Master Fund LP, Theorem Prime + Yield Fund Master LP and Theorem Securitization Sponsor SPC, an exempted company with limited liability registered as a segregated portfolio company under the laws of the Cayman Islands, acting solely on behalf of and for the account of Theorem Securitization Sponsor Segregated Portfolio 1 (“Portfolio 1”) (collectively, the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” or the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Theorem Funding Trust 2020-1, Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File and Past Due Data File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 15, 2020, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2020, with respect to 28,080 unsecured consumer loans (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 150 unsecured consumer loans (the “Initial Sample Loans”) from the Statistical Loan File.

Further, on July 17, 2020, representatives of the Company provided us with a computer-generated data file (the “Past Due Data File”) and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2020, with respect to 150 past due unsecured consumer loans. At the Company’s instruction, we randomly selected 15 unsecured consumer loans (the “Past Due Sample Loans”) from the Past Due Data File. The Initial Sample Loans and the Past Due Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and Past Due Data File, as applicable, and indicated below.

Characteristics

1.  Loan number (for informational purposes only)

2.  Origination date

3.  Original principal balance

4.  Maturity date

5.  Loan term (months)

6.  Borrower interest rate

7.  Contractual monthly payment

8.  State of residence

9.  Annual percentage rate

10.  Current principal balance

11.  FICO score low (at issuance)

12.  FICO score high (at issuance)

13.  Debt to income ratio

14.  Joint debt to income ratio (if applicable)

15.  Reported annual income

16.  Home ownership (rent/own/mortgage)

17.  Employment length

18.  Loan age (months)

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the related Loan Contract (the “Contract”).

We compared Characteristic 6. to the corresponding information set forth on or derived from the related Contract and to queries from the Company’s servicing system as of June 30, 2020 (collectively, the “Servicing System Query”), provided to us on July 16, 2020 by representatives of the Company.

We compared Characteristic 7. to the corresponding information set forth on or derived from the related “Truth in Lending Disclosure” and to the Servicing System Query.

We compared Characteristics 8. and 9. to the corresponding information set forth on or derived from the related Truth in Lending Disclosure.

We compared Characteristics 10. through 17. to the corresponding information set forth on or derived from the Servicing System Query.

We compared Characteristic 18. to the difference between (i) the loan term (as set forth on the Contract) and (ii) the remaining term (as set forth on the Servicing System Query).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File and Past Due Data File, as applicable, were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or Past Due Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 29, 2020